               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

             GYRODYNE COMPANY OF AMERICA, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       GYRODYNE COMPANY OF AMERICA, INC.
                                102 FLOWERFIELD
                          SAINT JAMES, NEW YORK 11780

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 2003

                              -------------------

To the Shareholders of
GYRODYNE COMPANY OF AMERICA, INC.

    NOTICE IS HEREBY GIVEN, pursuant to the Bylaws, that the Annual Meeting of Shareholders (the "Annual Meeting") of GYRODYNE COMPANY OF AMERICA, INC. (the "Company"), will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on Tuesday, December 9, 2003 at 11:00 o'clock in the forenoon, Eastern Time.

    The purpose of the Annual Meeting is to consider and vote upon the following matters:

        1. To elect two (2) directors to a three year term of office, and one
    (1) director to a one year term of office; or until their successors shall be duly elected and qualified;

        2. To ratify the engagement of Holtz Rubenstein & Co., LLP, independent accountants, as auditors of the Company and its subsidiaries for the Fiscal Year ending April 30, 2004; and

        3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only Shareholders of Record at the close of business November 10, 2003 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2003 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration.

    To obtain an admittance card for the Meeting, please complete the enclosed Attendance Registration form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration form they forwarded to you. If you do not receive an Attendance Registration form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership to the undersigned. For your convenience, we recommend that you bring your admittance card to the Annual Meeting so you can avoid registration and proceed directly to the Annual Meeting. However, if you do not have an admittance card by the time of the Annual Meeting, please bring proof of share ownership to the registration area where our staff will assist you.

                                          By Order of the Board of Directors,
                                          Peter Pitsiokos,
                                          Corporate Secretary

November 17, 2003

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, "STREET NAME" SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                    GENERAL

    THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD") OF GYRODYNE COMPANY OF AMERICA, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") TO BE HELD DECEMBER 9, 2003 AT 11:00 A.M., EASTERN TIME AT FLOWERFIELD CELEBRATIONS, MILLS POND ROAD, SAINT JAMES, NEW YORK 11780 AND AT ANY AND ALL ADJOURNMENTS THEREOF.

                         VOTING SECURITIES AND PROXIES

    The Board has fixed the close of business on November 10, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"). Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a quorum that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock, the Company's only authorized class of stock, outstanding on the Record Date was 1,140,505. This Proxy Statement and the enclosed proxy card were mailed starting on or about November 17, 2003.

    Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the nominees for director. Directors shall be elected by a plurality of the votes cast. The appointment of independent accountants will be ratified by a majority of the votes cast. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

    Management does not know of any other matters that may be presented. If any other matters properly come before the Annual Meeting or adjournments thereof, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

    The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, by fax or in person. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Company will reimburse the expense of so doing. In addition, Mackenzie Partners Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,000 plus out-of-pocket expenses.

    Any shareholder executing the enclosed proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
                            IN THIS PROXY STATEMENT

    This Proxy Statement and the documents incorporated by reference into this Proxy Statement contain forward-looking statements about Gyrodyne within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements containing the words "believes," "anticipates," "estimates," "expects," "intends," "plans," "seeks," "will," "may," "should," "would," "projects," "predicts," "continues" and similar expressions or the negative of these terms constitute forward-looking statements that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause Gyrodyne's actual results to differ materially from those anticipated events. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The By-Laws of the Company provide that there shall be not less than three
(3), nor more than nineteen (19), directors. The number of directors of the Company was increased this year by resolution of the Board of Directors from six
(6) to seven (7). There are three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. Each properly executed proxy received will be voted for the election of the three (3) nominees named below as directors to serve until the designated Annual Meeting of Shareholders shown below or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

    Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board.

    Information concerning the nominees and continuing directors of the Company, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations, is as follows. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

NOMINEES

TERM EXPIRING IN 2006

Richard B. Smith .........................  Senior Vice President for Private Banking, Suffolk
Director since 2002                           County National Bank, May 2000 to present; District
Age: 49                                       Manager for Private Banking, Key Bank, January 1989 to
                                              May 2000; Mayor of the Incorporated Village of
                                              Nissequogue, New York; Trustee of Smithtown Historical
                                              Society

TERM EXPIRING IN 2006

Paul L. Lamb .............................  Chairman of the Board of Directors of the Company
Director since 1997                           Partner, Lamb & Barnosky, LLP
Age: 58

TERM EXPIRING IN 2004

Ronald J. Macklin ........................  Assistant General Counsel, Keyspan Corporate Services, a
Director since 2003                           wholly owned subsidiary of Keyspan Corporation,
Age: 41                                       October 2003 to present; various positions within the
                                              Office of General Counsel of Keyspan Corporate
                                              Services, 1991 to October 2003

CONTINUING DIRECTORS

TERM EXPIRING IN 2005

Robert H. Beyer ..........................  Consultant, retired Naval Air Systems Command Engineer,
Director since 1977                           retired Captain, United States Naval Reserves, retired
Age: 70                                       Technical Representative for the Company's former
                                              helicopter subsidiary

TERM EXPIRING IN 2005

Robert F. Friemann .......................  Self-employed consultant, January 1, 2002 to present;
Director since 1998                           CPA and Partner of Albrecht, Viggiano, Zureck & Company,
Age: 56                                       P.C., June 1, 1968 to December 31, 2001


                                                  (table continued on next page)

(table continued from previous page)

TERM EXPIRING IN 2004

Philip F. Palmedo ........................  Chairman of the Board, International Resources Group;
Director since 1996                           Director, EHR Investments; President, Palmedo
Age: 69                                       Associates; Director, Stony Brook Foundation

TERM EXPIRING IN 2004

Stephen V. Maroney .......................  President, CEO and Treasurer of the Company, March 14,
Director since 1996                           1999 to present; Director of real estate development
Age: 61                                       for the Company, June 1996 to March 1999; former
                                              President of Extebank, a Long Island based commercial
                                              bank


    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR. THIS IS IDENTIFIED AS ITEM 1 ON THE ENCLOSED PROXY CARD.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

    The following table contains common stock ownership information for persons known by the Company to "beneficially own" 5% or more of the Company's common stock, par value $1.00 per share (the "Common Stock"), as of November 10, 2003. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and from the Company. In this Proxy Statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                                             TYPE OF     NUMBER OF     PERCENT OF
                     NAME AND ADDRESS                       OWNERSHIP   SHARES OWNED    CLASS(A)
                     ----------------                       ---------   ------------    --------
Gerard Scollan(B) ........................................  Beneficial    113,796         9.98%
80 Browns River Road
Sayville, NY 11782

Gyrodyne Company of America, Inc. ........................  Beneficial     72,580         6.36%
St. James, NY 11780(C)

Private Capital Management, LP ...........................  Beneficial     74,785         6.56%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34108

Bruce Sherman(D) .........................................  Beneficial    115,202        10.10%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34108

---------
(A) Based on 1,140,505 shares of the Company's Common Stock outstanding on November 10, 2003.

(B) Includes 102,241 shares of Company Stock held by Lovin Oven Catering of Suffolk, Inc, of which Mr. Scollan is the majority shareholder.

(C) Since the Company has the authority to direct HSBC Bank, USA, the Trustee of the Gyrodyne Pension Plan, to vote the securities of the Company held by the Pension Fund, Gyrodyne Company of America, Inc. has been listed above as the beneficial owner of the 72,580 shares held by HSBC Bank, USA as Trustee for the Gyrodyne Pension Fund. The Board of Directors intends to instruct the trustees of the Pension Fund to vote "FOR" the election of the nominees for director and "FOR" ratification of the appointment of independent auditors.

(D) Mr. Sherman is the CEO of Private Capital Management, LP, and in this capacity he exercises shared dispositive and shared voting power with regard to the shares held by Private Capital Management, LP's clients and managed by Private Capital Management, LP. Mr. Sherman disclaims beneficial ownership of the 74,785 shares held by Private Capital Management, LP's clients and disclaims the existence of a group.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

    The following table sets forth as of November 10, 2003 the outstanding voting securities beneficially owned by the directors and executive officers individually and the number of shares owned by directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock listed next to their name.

                                                                                       PERCENTAGE OF
                NAME & POSITIONS WITH                        AMOUNT AND NATURE         COMMON STOCK
                     THE COMPANY                         OF BENEFICIAL OWNERSHIP(A)      OWNED(B)
                     -----------                         --------------------------      --------
Stephen V. Maroney, President, CEO, Treasurer and
  Director............................................             19,043                  1.67%

Peter Pitsiokos, Exec. Vice President, Secretary &
  General Counsel.....................................              6,100(C)              *

Robert H. Beyer, Director.............................             10,263(D)              *

Robert F. Friemann, Director..........................              3,291                 *

Paul L. Lamb, Chairman of the Board of Directors......             15,989(E)               1.40%

Ronald J. Macklin, Director...........................                  0                 *

Philip F. Palmedo, Director...........................              9,999(F)              *

Richard B. Smith, Director............................              1,000                 *

All Directors and Executive Officers as a Group (Eight
  (8) Persons)........................................             65,685                  5.76%

---------
*   Less than one percent of the total shares of outstanding stock.

(A) For a definition of "beneficial ownership" see "Principal Shareholders."

(B) Based on 1,140,505 shares of Common Stock outstanding as of November 10,
    2003.

(C) Does not include his wife's and minor children's ownership of 1,089 shares in which he denies any beneficial interest.

(D) Does not include his wife's ownership of 1,801 shares in which he denies any beneficial interest.

(E) Includes 13,747 shares of Company stock held by Lamb & Barnosky, LLP Profit Sharing Trust. Mr. Lamb is a Trustee of the Profit Sharing Trust and a partner in Lamb & Barnosky, LLP.

(F) Does not include his wife's ownership of 2,750 shares in which he denies any beneficial interest.

            INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

DIRECTOR COMPENSATION

    Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or any committee. Non-employee directors are paid an annual fee of $12,000.00, $1,000.00 for each director's meeting attended, $500.00 for each committee meeting attended and travel and lodging expenses where appropriate. All compensation is paid in cash. There was no additional compensation paid by the Company to any other director for Fiscal Years 2003 or 2002.

NON-EMPLOYEE DIRECTOR'S STOCK OPTION PLAN

    The Company adopted a non-qualified stock option plan for all non-employee directors of the Company in October 1996. Each non-employee director was granted an initial 2,500 options on the date of adoption of the plan. These options were exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant. Additionally, each non-employee director was granted 1,250 options on each January 1, 1997 through 2001, respectively. These additional options are exercisable in full on the first anniversary date subsequent to the date of grant.

    A summary of the Company's various fixed stock option plans as of April 30, 2003 and 2002, and changes during the years then ended is presented below:

                                                                   YEARS ENDED APRIL 30,
                                                          ---------------------------------------
                                                                 2003                 2002
                                                          ------------------   ------------------
                                                                    WEIGHTED             WEIGHTED
                                                                    AVERAGE              AVERAGE
                                                                    EXERCISE             EXERCISE
                  FIXED STOCK OPTIONS                     SHARES     PRICE     SHARES     PRICE
                  -------------------                     ------     -----     ------     -----
Outstanding, beginning of year..........................  142,340    $15.13    120,975    $14.90
Granted.................................................   41,800     15.70     35,090     15.94
Exercised...............................................   (1,700)    10.74     (5,500)    14.08
Canceled................................................  (11,825)    13.97     (8,225)    16.02
                                                          -------              -------
Outstanding, end of year................................  170,615     15.39    142,340     15.13
                                                          =======              =======
Options exercisable at year end.........................  170,615     15.39    142,340     15.13
                                                          =======              =======
Weighted average fair value of options granted during
  the year..............................................             $ 5.56               $ 5.35
                                                                     ======               ======

    The following table summarizes information about stock options outstanding at April 30, 2003:

                                                   OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                                           ------------------------------------   ----------------------
                                                          WEIGHTED
                                                           AVERAGE     WEIGHTED                 WEIGHTED
                                                          REMAINING    AVERAGE                  AVERAGE
                                             NUMBER      CONTRACTUAL   EXERCISE     NUMBER      EXERCISE
         RANGE OF EXERCISE PRICE           OUTSTANDING      LIFE        PRICE     OUTSTANDING    PRICE
         -----------------------           -----------      ----        -----     -----------    -----
$10.73 - $13.46..........................     31,850        1.40        $11.71       31,850      $11.71
$14.23 - $16.16..........................    100,265        3.66        $15.44      100,265      $15.44
$18.16 - $19.10..........................     38,500        1.97        $18.30       38,500      $18.30

                              -------------------

    Shares reserved for future issuance at April 30, 2003 are comprised of the following:

        Shares issuable upon exercise of stock options under
          the Company's Non-Employee Director Stock Option
          Plan..............................................   72,000

        Shares issuable under the Company's Non-Employee
          Director Stock Compensation Plan..................   22,792

        Shares issuable upon exercise of stock options under
          the Company's stock incentive plan................  230,177
                                                              -------
                                                              324,969
                                                              =======

                   BOARD MEETINGS, COMMITTEES AND ATTENDANCE

ATTENDANCE

    There were seven regular and special meetings of the Board of Directors during Fiscal Year 2003. Each Director, other than Director Macklin, who became a member of the Board in June 2003, attended at least 75% of the aggregate number of meetings of the Board of Directors of the Company. Director Macklin attended at least 75% of the aggregate number of meetings of the Board of Directors held while he served as a Director.

COMMITTEES

    The Board of Directors of the Company has established the following committees:

    The EXECUTIVE COMMITTEE consists of three non-employee members and Mr. Maroney. Directors presently serving on the Executive Committee include Mr. Lamb (Chairman), Mr. Friemann, Mr. Maroney and Mr. Palmedo. The Executive Committee exercises all the authority of the Board of Directors in the management and business affairs of the Company during the intervals between meetings of the Board except with respect to certain matters that by statute may not be delegated by the Board of Directors. The committee did not meet during FY 2003.

    The AUDIT COMMITTEE meets with the Company's independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services to be provided by the independent public accountants and evaluates the possible effect the performance of such services will have on the accountants' independence. The Company has adopted a written charter for the Audit Committee. All of the members of the Audit Committee are independent directors as defined by the listing requirements of The NASDAQ Stock Market. The Audit Committee met once during FY 2003 and its members are Mr. Friemann, Mr. Smith and Mr. Palmedo.

    The EXECUTIVE COMPENSATION COMMITTEE consists entirely of non-employee directors and oversees the Company's compensation and benefit policies and programs. It recommends to the Board annual salaries, bonuses and other benefits for elected officers. The Committee met once in FY 2003 and its members are Mr. Friemann, Mr. Beyer and Mr. Smith.

    The NOMINATING COMMITTEE consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the Proxy Statement and recommends candidates for vacancies which may occur. The Nominating Committee will accept for consideration stockholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at the Company's headquarters and must be received no later than the deadline for submissions of stockholders proposals in order to be considered for the next annual election of directors. The Committee met once during FY 2003 and its members are Mr. Palmedo, Mr. Friemann and Mr. Beyer.

    The STOCK OPTION COMMITTEE consists entirely of non-employee directors not eligible to participate in the Company's 1993 Stock Incentive Plan or other stock option plans for the benefit of Company employees. The primary functions of the Stock Option Committee include the review and administration of employee stock option plans for the benefit of officers and key employees. It also recommends to the Board stock options and awards. The Committee met once during FY 2003 and its members are Mr. Beyer, Mr. Friemann and Mr. Smith.

                         REPORT OF THE AUDIT COMMITTEE

    Pursuant to newly adopted rules by the Securities and Exchange Commission (the SEC) and the National Association of Securities Dealers, Inc. (the NASD), the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

        (i) All financial reports (Form 10-QSB and 10-KSB) issued subsequent to March 15, 2001 are reviewed by both the Company's independent auditors and the members of this committee prior to filing such reports with the SEC.

        (ii) Audited financial statements have been reviewed and discussed with management.

        (iii) We have reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees.

        (iv) We have received from the auditors disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and we have discussed their independence with respect to the Company with them.

        (v) Based on our review of and discussion about the audited financial statements, we have recommended they be included in the Company's Annual Report on Form 10-KSB.

        (vi) All of the members of the Company's Audit Committee qualify as being independent as defined in the applicable listing standards issued by the NASD.

        (vii) The Board of Directors has adopted a written charter for the Audit Committee.

                                          MEMBERS OF THE COMMITTEE
                                          Robert F. Friemann
                                          Philip F. Palmedo
                                          Richard B. Smith

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Peter Pitsiokos, age 44, has served as Executive Vice President, Secretary and General Counsel of the Company since November 1992. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven.

                             EXECUTIVE COMPENSATION

    The following table sets forth cash and non-cash compensation for the fiscal years ended April 30, 2003, April 30, 2002 and April 30, 2001 awarded to or earned by Stephen V. Maroney, the Company's President and Chief Executive Officer, and Peter Pitsiokos, the Company's Executive Vice President and Secretary. No other officer's total annual salary and bonus for fiscal year end April 30, 2003 was in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION
                                                                ---------------------------------
                                 ANNUAL COMPENSATION              AWARDS           PAYOUTS
                        -------------------------------------   ----------   --------------------
                                                                RESTRICTED   SECURITIES
                                                 OTHER ANNUAL     STOCK      UNDERLYING     LTIP
 NAME AND PRINCIPAL            SALARY    BONUS   COMPENSATION     AWARD       OPTIONS/     PAYOUT    ALL OTHER
      POSITION          YEAR     ($)      ($)       ($)(A)         ($)        LSARS (#)     ($)     COMPENSATION
      --------          ----     ---      ---       ------         ---        ---------     ---     ------------
Stephen V. Maroney

President & CEO......   2003   209,500     0        22,422(B)       0          20,355        0           0
                        2002   190,750     0             0          0          13,750        0           0
                        2001   181,058     0             0          0          10,500        0           0

Peter Pitsiokos

Exec.V.P. and
  Secretary..........   2003   148,990     0        17,797(C)       0          13,945        0           0
                        2002   123,128     0             0          0          14,300        0           0
                        2001   127,242     0        20,647(D)       0           8,000        0           0

---------

(A) The Company has concluded that aggregate amounts of personal benefits to any of the current executives does not exceed the lesser of $50,000 or 10% of compensation and bonuses reported above for the named executive officers, and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

(B) In FY 2003, Mr. Maroney received 1,430 shares from stock awards granted with a value of $22,422.

(C) In FY 2003, Mr. Pitsiokos received 1,135 shares from stock awards granted with a value of $17,797.

(D) For the year ended 2000, Mr. Pitsiokos received 4,093 shares from the exercise of stock appreciation rights granted in FY 1995, 25% of which was amortized in FY 2001 with a value of $20,647 and 75% of which was amortized in FY 2000 with a value of $61,942. In addition, Mr. Pitsiokos received 525 shares in FY 00 from stock awards granted in FY 1998 with a value of $10,533.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

    The Company's executive compensation program is administered by the Executive Compensation Committee of the Board. The Committee reviews and recommends compensation for executive officers. The Committee's recommendations are considered by the Board's non-employee directors.

    The goal of the Company's Executive Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time motivating and retaining key employees. Salary guidelines for executive officers are established by comparing responsibilities of the position to similar positions in other comparable companies. The Company has long believed in the importance of aligning the interests of executives and shareholders through stock ownership by key employees. The primary components of compensation, base salary and stock option awards are designed to accomplish the Committee's goals.

    The Committee evaluates management based on the Company's financial and non-financial performance recognizing that land and property management constitute the major portion of the Company's business activities.

    Comparisons of the Company's compensation levels with those of similar land management and property rental organizations are extremely limited and primarily based on estimates since most are privately owned and not required to make public disclosures. In light of these estimations, it is the Committee's opinion that the Company's level of overall compensation is competitive and in the low to mid range on a comparative basis.

    It is the position of both the Executive Compensation and the Stock Option Committees that management's performance can best be evaluated based on its ability to formulate, oversee and administer corporate strategy, which itself is the product of Board action and direction. For the foreseeable future, that strategy is to focus primarily on continued progress in the real estate operation, principally the development of Flowerfield.

    In establishing the compensation for Messrs. Maroney and Pitsiokos, the Committee observes the policy set forth above for Executive Officers. No specific weighting is applied to the various factors in determining total compensation.

                                          MEMBERS OF THE COMMITTEE
                                          Robert F. Friemann, Chairman
                                          Robert H. Beyer
                                          Richard B. Smith

EMPLOYMENT CONTRACTS

    The Company has a three year employment agreement with Mr. Maroney, who was appointed President, Chief Executive Officer and Treasurer of the Company in March, 1999. The employment contract provides for an annual base salary of $209,500.00. The Company has also entered into a three-year employment contract with Mr. Pitsiokos as Executive Vice President, General Counsel and Secretary of the Company. Mr. Pitsiokos' employment contract provides for an annual base salary of $152,500.00. Both contracts provide for a severance payment equivalent to three years' salary, in addition to certain other benefits, in the event of a change in control. These severance payments would amount to approximately $1,086,000 in the event of a change in control.

1993 STOCK INCENTIVE PLAN

    In 1993, the shareholders adopted a stock incentive plan (the "Plan") under which participants may be granted Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs") or Stock Grants. The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve growth in shareholder value and retain the association of those individuals who are instrumental in achieving this growth. Such options or grants become exercisable at various intervals based upon vesting schedules as determined by the Stock Option Committee. The options expire between October 2004 and May 2008.

    The ISOs may be granted to employees and consultants of the Company at a price not less than the fair market value on the date of grant. All such options are authorized and approved by the Board of Directors, based on recommendations of the Stock Option Committee.

    ISOs may be granted along with Stock Appreciation Rights which permit the holder to tender the option to the Company in exchange for stock, at no cost to the optionee, that represents the difference between the option price and the fair market value on date of exercise. NQSOs may be issued with Limited Stock Appreciation Rights ("LSARS") which are exercisable, for cash, in the event of a change of control. In addition, an incentive kicker may be provided for Stock Grants, ISOs and NQSOs, which increases the number of grants or options based on the market price of the shares at exercise versus the option price. A reload feature may also be attached which permits the optionee to tender previously purchased stock, in lieu of cash, for the purchase of the options and receive additional options equal to the number of shares tendered.

              AGGREGATED OPTION/LSAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/LSAR VALUES

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY
                                  SHARES                     OPTIONS/LSAR'S AT           OPTIONS/LSAR'S AT
                                ACQUIRED ON    VALUE          APRIL 30, 2003            APRIL 30, 2003 ($)
             NAME                EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----                --------     --------   -------------------------   -------------------------
Stephen V. Maroney
  President and CEO...........     --           --               60,780/0                   $94,658/$0

Peter Pitsiokos
  Exec. V.P. and Secretary....     --           --               40,895/0                   $62,392/$0


INCENTIVE COMPENSATION PLAN

    The Company has an incentive compensation plan for all full-time employees and members of the Board in order to promote shareholder value. The benefits of the incentive compensation plan are realized only upon a change in control of the Company. Change in control is defined as the accumulation by any person, entity or group of 30% or more of the combined voting power of the Company's voting stock or the occurrence of certain other specified events. In the event of a change in control, the Company's plan provides for a cash payment equal to the difference between the plan's "establishment date" price of $15.39 per share and the per share price of the Common Stock on the closing date, equivalent to 100,000 shares of Common Stock. The payment amount would be distributed to eligible participants based upon their respective weighted percentages (ranging from .5% to 18%).

                   TRANSACTIONS WITH CERTAIN RELATED PERSONS

    Mr. Paul L. Lamb, Chairman of the Board of Directors, is a partner in the law firm of Lamb & Barnosky, LLP, which performs legal services for the Company and is paid its usual and customary fees for those services. In Fiscal Year 2003, total fees paid to Lamb & Barnosky, LLP were $119,201.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.

    Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that none of the executive officers or directors were late in filing any required Forms 3 or Forms 4 with the SEC for fiscal year 2003. A review of prior year filings indicates that no 10% holder of Gyrodyne Common Stock failed to file timely reports.

                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

    Robert F. Friemann, a director of the Company, has been the subject of an indictment originally filed October 26, 2001. On October 15, 2003, a superceding indictment was filed reducing the charges. Mr. Friemann has entered a plea of "not guilty." The Indictment arises from an investigation into the County of Nassau's agreements with Benefit Plan Administrators, Inc. ("BPA") under which BPA administered a self-insurance plan for health benefits for the County's employees and retirees and their dependents. The Indictment alleges that Mr. Friemann, who was the accountant for an insurance broker indicted in connection with the BPA arrangement, assisted in certain transactions that had the effect of money laundering and that certain tax returns prepared by Mr. Friemann did not accurately reflect the nature of certain payments. The indictment is currently the subject of a motion to dismiss for failure to provide a speedy trial.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

    The Board of Directors, upon the recommendation of the Audit Committee, comprised entirely of outside directors, has appointed Holtz Rubenstein & Co., LLP ("HR") of 125 Baylis Road, Melville, New York 11747, as independent public accountants of the Company and its subsidiaries for the current Fiscal Year, and to perform such other professional services, if any, as may be required of them. The appointment of HR has been ratified by the shareholders every year since 1990. The Board is requesting ratification of HR as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants.

    In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for 2004 will be permitted to stand unless the Board finds other reasons for making the change.

    AUDIT FEES. Audit fees with out of pocket expenses billed or expected to be billed to the Company by HR for the audit of the Company's financial statements for the fiscal year ended April 30, 2003 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-QSB for the last fiscal year totaled $38,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed or are expected to be billed to the Company by HR for services provided during the last fiscal year for the design and implementation of financial information systems.

    ALL OTHER FEES. Fees billed or expected to be billed to the Company by HR for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $23,575.

    Representatives of HR are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so and are expected to be available at a designated time during the meeting to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THIS IS IDENTIFIED AS ITEM 2 ON THE ENCLOSED PROXY CARD.

                              FINANCIAL STATEMENTS

    Accompanying this Proxy Statement is the Annual Report for the latest Fiscal Year ended April 30, 2003 which includes audited Balance Sheets and Statements of Income and Cash Flow for each of the two most recent fiscal years.

                            STOCKHOLDER'S PROPOSALS

    If you wish to submit proposals to be included in our next Proxy Statement for the 2004 Annual Meeting of Shareholders, we must receive them by August 11, 2004 pursuant to the proxy solicitation regulations of the SEC. SEC rules contain requirements as to which shareholder proposals must be in the Proxy Statement. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the rules and regulations promulgated by the SEC.

    In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an Annual Meeting:

    You must be a shareholder of record entitled to vote and have given timely notice in writing to the Secretary of the Company.

    You must have continuously held at least $2,000 in market value, or 1%, of the Company's outstanding Common Stock entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding Common Stock;

    Your notice must contain the specific information required in our Bylaws.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Peter Pitsiokos
                                          Corporate Secretary

                                   APPENDIX 1

                       GYRODYNE COMPANY OF AMERICA, INC.

                                REVOCABLE PROXY

                PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION
             OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby designates Stephen V. Maroney and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of GYRODYNE COMPANY OF AMERICA, INC. to be held at the Company's Flowerfield Complex, St. James, New York 11780 on Tuesday, December 9, 2003 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. As to any other matter, the proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.

THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Receipt of the Proxy Statement and Annual Report is hereby acknowledged.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

   SIGN BELOW -- Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

A VOTE FOR ITEM 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

PROPOSAL 1: TO ELECT TWO DIRECTORS TO SERVE FOR A TERM OF THREE YEARS AND ONE
            DIRECTOR TO SERVE FOR A TERM OF ONE YEAR AND UNTIL THEIR SUCCESSORS SHALL BE ELECTED AND SHALL QUALIFY:

RICHARD B. SMITH     TERM EXPIRING 2006         [ ] FOR         [ ] WITHHELD

PAUL L. LAMB         TERM EXPIRING 2006         [ ] FOR         [ ] WITHHELD

RONALD J. MACKLIN    TERM EXPIRING 2004         [ ] FOR         [ ] WITHHELD

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF SUCH NOMINEE(S).

A VOTE FOR ITEM 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

PROPOSAL 2: TO RATIFY THE ENGAGEMENT OF HOLTZ RUBENSTEIN & CO., LLP AS CERTIFIED
            PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           SIGNATURE                       DATED
                                    ----------------------      --------------

                           SIGNATURE------------------------------------------

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                  APPENDIX 2

                       GYRODYNE COMPANY OF AMERICA, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                            ATTENDANCE REGISTRATION

------------------------------------------------------------------------------

                                 Please print

  Name
          ------------------------------------------------------------
  Address
          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                   Signature

------------------------------------------------------------------------------

Please check one of the boxes below:

[ ] I am the record owner of common stock.

[ ] I am the beneficial owner of common stock (bank or broker or institutional holders)

[ ] I hold a proxy from the shareholder of record or beneficial owner whose name and address I have filled in below:


Name
         ------------------------------------------------------------

Address
         ------------------------------------------------------------

         ------------------------------------------------------------